CREDIT LINE	12 Months Ended
Dec. 31, 2025
CREDIT LINE
CREDIT LINE

NOTE 9: - CREDIT LINE

2025 Credit Facilities:

During January 2025, the Company entered into three separate credit facilities with three banks (the “2025 Credit Facilities”), pursuant to which the Company may withdraw an aggregate amount of up to $200,000.

Borrowings under the 2025 Credit Facilities will accrue interest at a percentage rate per annum as specified in the Credit Facilities Agreements. An additional annual commitment fee of 0.29% will apply to any unused portion of the facilities. The obligations of the Company under the 2025 Credit Facilities benefit from a negative pledge by the Company and are guaranteed by certain of the Company’s subsidiaries.

As of December 31, 2025, the Company did not withdraw any amounts in respect of the 2025 Credit Facilities.

The 2025 Credit Facilities ended and were replaced with the 2026 Credit Facilities (refer to Note 19).